AMENDMENT NO. 5 TO
                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is dated as of March 31, 1999 and is entered into by and among BankAmerica Business Credit, Inc. (the "Lender"), The Great Train Store Partners, L.P. (the "Borrower"), and The Great Train Store Company, GTS Partner, Inc. and GTS Limited Partner, Inc. as members of the GTS Consolidated Group. All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement (as hereinafter defined).

                                   WITNESSETH:

         WHEREAS, the Borrower, the members of the GTS Consolidated Group and the Lender have entered into that certain Amended and Restated Loan and Security Agreement dated as of January 27, 1998, as amended and supplemented (the "Agreement"); and

         WHEREAS, the Borrower and the members of the GTS Consolidated Group have requested the Lender to amend the Agreement in certain respects, and the Lender is willing to do so, subject to the terms and conditions stated herein;

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the members of the GTS Consolidated Group and the Lender hereby agree as follows:

         Section 1. Amendment to the Agreement. The Lender, the Borrower and the members of the GTS Consolidated Group agree that, effective as of the date hereof, the definition of "Applicable Inventory Advance Rate" contained in
Section 1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                           "`Applicable Inventory Advance Rate' means:

                  (i) during the period beginning on February 1, 1999 through and including April 15, 1999, fifty-five percent (55%); and

                  (ii) during the period beginning on April 16, 1999 and thereafter, the lesser of (x) fifty percent (50%) and (y) a percentage equal to eighty-five percent (85%) of the going-out-of-business appraised value of the Borrower's inventory, net of liquidating expenses, expressed as a percentage of inventory cost, as reflected on the then most recently completed appraisal delivered to the Lender. By way of example, if the most recent appraisal delivered to the Lender showed that the going-out-of-business appraised value of the Borrower's inventory, net of liquidating expenses, was seventy percent (70%) of the inventory cost, then the percentage described in clause (y) above would be 85% times 70%, or 59.5%."

         Section 2. Consents and Reaffirmations. The members of the GTS Consolidated Group hereby consent to the terms and conditions of this Amendment and reaffirm their obligations under the Parent Guaranty and the Affiliate Guaranties dated as of January 27, 1998 made by such members in favor of the Lender, and acknowledge and agree that the Parent Guaranty and the Affiliate Guaranties remain in full force and effect.

         Section 3. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) Amendment. Fully executed copies of this Amendment signed by the Borrower and the members of the GTS Consolidated Group shall be delivered to the Lender.

                  (b) Other Documents. The Borrower and the members of the GTS Consolidated Group shall have executed and delivered to the Lender such other documents and instruments as the Lender may require.

         Section 4. Miscellaneous.

                  (a) Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Lender or any closing shall affect the representations and warranties or the right of the Lender to rely thereon.

                  (b) Reference to Agreement. The Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

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                  (c)  Agreement  Remains in Effect.  The Agreement and the Loan
         Documents remain in full force and effect, and each of the Borrower and the members of the GTS Consolidated Group ratifies and confirms its
         agreements  and  covenants  contained  therein.   The  Borrower  hereby
         confirms that, after giving effect to this Amendment, no Event of Default or Event exists as of such date.

                  (d) Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                  (e) APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF MISSOURI AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MISSOURI.

                  (f) Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Borrower and the members of the GTS Consolidated Group may not assign or transfer any of their respective rights or obligations hereunder without the prior written consent of the Lender.

                  (g) Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                  (h) Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                  (i) Expenses of the Lender. The Borrower agrees to pay on demand (i) all costs and expenses reasonably incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of the Lender's legal counsel and the allocated cost of the Lender's in-house counsel, and (ii) all costs and expenses reasonably incurred by the Lender in connection with the enforcement or preservation of any rights under the Agreement, this Amendment and/or the other Loan Documents, including, without limitation, the costs and fees of the Lender's legal counsel and the allocated cost of the Lender's in-house counsel.

                  (j) NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AND ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                    [signatures continued on following page]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first written above.

                                  THE GREAT TRAIN STORE PARTNERS, L.P.

                                  By:   GTS PARTNER, INC., its General Partner


                                        By:
                                        Name:
                                        Title:


                                  THE GREAT TRAIN STORE COMPANY


                                  By:
                                        Name:
                                        Title:


                                  GTS PARTNER, INC.


                                  By:
                                        Name:
                                        Title:


                                  GTS LIMITED PARTNER, INC.


                                  By:
                                        Name:
                                        Title:



                                  BANKAMERICA BUSINESS CREDIT, INC.


                                  By:
                                        Name:
                                        Title: